# Dynatronics Corporation

## Update to Business and Product Portfolio Optimization Plan
## Driving Change and Delivering Results

April 22, 2021 | NASDAQ:DYNT

Dynatronics® HAUSMANN™ BIRD & CRONIN®

# SAFE HARBOR

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Those statements include references to the company's expectations and similar statements. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include our statements regarding expected improvement in overall performance, anticipated recovery in revenues, improvements in cash flows and operating margins, rapid organic growth in existing and adjacent markets, expected costs and expenditures associated with the restructuring, outlook for fiscal year 2021 third and fourth quarters, estimated reductions in revenues year-over-year in fiscal year 2022 operating results, expectations that the company will deliver higher annual gross margins, operating income and EBITDA in fiscal year 2022 compared to fiscal year 2021, and expectations regarding reduction in occupied space in fiscal year 2022, and uncertainties involving the impact of the COVID-19 pandemic on the company's results of operations and financial condition, These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. This financial information is preliminary, has not been audited and is subject to change upon completion of the company's closing procedures. Additional information and disclosure would be required for a more complete understanding of the company's financial position and results of operations as of the fiscal quarter ended March 31, 2021. Moreover, even if the company's actual results are consistent with these preliminary estimates, this information may not be indicative of results or developments that may be expected in subsequent periods. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in the company's annual, quarterly and other reports filed with the Securities and Exchange Commission. Dynatronics does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.

Dynatronics HAUSMANN BIRD & CRONIN

# WELL-POSITIONED TO EXECUTE OUR NEAR AND LONG-TERM GROWTH STRATEGIES

- Deliver commercial success, emphasizing quality for cost and a differentiated customer experience
- Timely commercial launch of new products focused on growth markets
- **Rationalize product portfolio and pricing** for attractive growth trends
- Improve **margins** through consolidations and **financial discipline**
- Continue focus on **cash flow from operations**
- Optimize manufacturing and supply chain
- Target acquisitions in existing or adjacent markets with customer uptake

**Business Optimization Update Announced on April 22, 2021**

The company continues to expect choppiness due to the continuing challenges due to COVID-19 and severe weather conditions including customers operating with reduced capacity and operating hours, higher delivery and shipment costs, supply chain disruptions, and extended handling times.

Dynatronics HAUSMANN BIRD & CRONIN

# BUSINESS AND PRODUCT PORTFOLIO OPTIMIZATION PLAN UPDATE ANNOUNCED ON APRIL 22, 2021

## 01 Sales and Marketing Platform to Focus on Growth Markets

- **Focus the team on** therapeutic modalities, treatment furniture and orthopedic bracing **products, manufactured by the company**
- **Eliminate ~1,600 (low-margin, unprofitable)**, third-party distributed physical therapy and rehabilitation **products**
- Concentrate resources on **existing and new dealers with strategic relationships in high-growth markets,** eliminate channel conflict, and simplify distribution model

## 02 Improve Margins, Efficiency, and Profitability

- **Emphasize higher margin, differentiated products**
- Moving to dealer sales channel has **positive impact on sales, margins and working capital**
- **Consolidate manufacturing, supply chain and support functions** to Dynatronics' manufactured products for maximum efficiency and reduce margin drag

## 03 Continued Focus on Cash Flow from Operations

- Simplified operational footprint for each manufactured brand **improves cash flow from operations**
- **Estimated positive EBITDA in FY '22** based on current plan
- Strengthening balance sheet supports **M&A in target markets**

Dynatronics HAUSMANN BIRD & CRONIN

# FOCUS ON STRATEGIC GROWTH MARKETS

| | Previously | Moving Forward |
|---|---|---|
| Strategic Focus | Distributed and manufactured products, mixed sales channels, complex operations, inconsistent product and distribution strategy | Active product management, exclusively focused on manufactured brands, emphasis on margin expansion and expanding differentiation in the eyes of the customer |
| Scale | Four manufacturing site locations, multiple satellite offices, all located in U.S., total of ~245k sq. ft. | Three manufacturing site locations, ~150k sq. ft. (40% reduction) |
| Brand Emphasis | Dynatronics, THERABAND, SCIFIT, Core Products International, Inc., PROTEAM, THERMOPHORE, Bird & Cronin, GAME READY, Hausmann | Dynatronics, Hausmann, PROTEAM, Bird & Cronin (ortho bracing) |
| Rehabilitation Part Numbers(1) | 2,800 | 1,200 (57% reduction) |
| Business and Product Portfolio Optimization Attributes | Mixed portfolio distracting from core competencies<br>• Mixed sales channel distribution<br>• Customer, competitor and supplier<br>• Broad product portfolio with inability to differentiate diluting own brand organic growth<br>• Significant complexity with lack of control over supply chain | Scale and substantial growth potential<br>• Concentrating on existing and new dealers with strategic relationships in new high-growth markets<br>• Simplify product portfolio to pursue attractive growth markets<br>• Enhanced management focus exclusively on own brands<br>• Opportunistic M&A in existing and adjacent markets |

(1) Does not include orthopedic soft bracing products

# FINANCIAL OUTLOOK

## Revenues and Margins:

- The eliminations announced today are **expected** to result in **approximately $11 million in annualized net sales reduction**, but with **increased gross margin, operating income and EBITDA**, in FY 2022 results relative to FY 2021.
- Q3 FY 2021 sales are expected to be approximately $11.4 million compared to $13.7 million in the same quarter in the prior year.

## Manufacturing Footprint:

- In addition to the pending $1.75 million (gross) sale of the former Tennessee manufacturing facility, the company will not renew expiring facility leases in Michigan and Texas and is actively working to reduce its Utah facility footprint by approximately 75 percent. The combination of these **facility moves will result in a 40 percent reduction in square footage under occupancy** compared to the beginning of FY 2021.

## One-Time Charges:

- The company **anticipates** approximately **$400k in cash charges** and **$800k in non-cash restructuring charges**, the majority of this being **recorded in Q4 FY 2021** financial results.

# BUSINESS OPTIMIZATION PLAN – ON TRACK

New, experienced leadership team, driving on-going change and delivering results. More to come across all of these areas.

| | | | | | |
|---|---|---|---|---|---|
| INITIATIVES | Up-level leadership team | Increase cash flow from operations | Align sales channels to new commercial strategy | Simplify product portfolio to pursue attractive growth markets | Target acquisitions in existing or adjacent markets |
| PRIORITIES | **Growth Through Strategic Recruitment**<br>• Recruiting leadership:<br>- VP, Global Operations and Supply Chain<br>- Director, Strategic Accounts<br>- Director, Information Technology | **Improving Margins and Cash Flow**<br>• Facility consolidations increase liquidity options<br>- Reducing companies' facility footprint by ~40% including Tennessee facility<br>**FY '22**<br>• Executing strategic partnerships based on growth incentives and total product portfolio adoption | **Sales and Distribution Enhancements**<br>• On track to sell primarily through our existing and new dealers in rehabilitation products market<br>• Focus sales on high-margin manufactured products | **Simplifying Product Portfolio**<br>• Shifting product mix to higher margin, differentiated therapeutic products manufactured by the company<br>• Eliminated non-value add, low-margin distributed products that drove complexity<br>**Product Innovations**<br>• Commitment to product innovations and new product launches in the coming quarters | **Targeted Acquisitions**<br>• Continue to actively evaluate tuck-in and bolt-on opportunities<br>• Portfolio evaluation across all brands to simplify portfolios, identify gaps, new product development and M&A opportunities |
| ACCOMPLISHMENTS | • Recent leadership hires:<br>- CEO<br>- CFO<br>- VP of Customer Experience<br>- Director of Product Marketing<br>- VP of Quality and Regulatory Affairs<br>- General Counsel<br>- Former CEO remains as Board member and active consultant<br>• Our new Partners in Leadership accountability culture is at the core of the organization | • On track: working capital improvement of $2.7M YOY (April 1 to Dec 31, 2020)<br>• SG&A $2.6M reduction YOY (April 1 to Dec 31, 2020)<br>• Entered into Purchase and Sale Agreement on April 2nd for $1.75M sale of former Tennessee manufacturing facility expected to close in June 2021[1]<br>(1) 8-K filed on April 6, 2021 | • Extended Intalere Group Purchasing Agreement (GPO) for an additional three-years announced on February 24, 2021, extending our +20 year relationship<br>• Implemented price increases on key products; reverse years of unprofitable gross margins | • Announced two new products in 3Q FY '21<br>- Hausmann HTT Premium treatment table<br>- Hausmann 6177 Bariatric electric stand-in table with patient lift | • Strengthening balance sheet elevates M&A opportunities<br>• Zero borrowings on Line of Credit plus available cash for acquisition opportunities |

# DYNATRONICS IS IN ATTRACTIVE, GROWING MARKETS

## Favorable Market Trends

| | |
|---|---|
| **Demographics** | Aging population, obesity, higher focus on wellness accelerating demand for rehabilitation support systems |
| **Value-Based Healthcare** | Physicians and clinics moving towards a more conservative treatment style |
| **Lower Acuity Treatment** | Incentives to treat patients in lower acuity settings (e.g., physical therapy, ASCs) to maximize cost efficiency |
| **Faster Recovery** | Importance of using minimally invasive treatments to reduce recovery times |

1) Source: Markets and Markets, 2020. Stacked bar chart includes US Markets of the following categories: Electrotherapy, Ultrasound, Exercise Therapy, Cryotherapy, Combination Therapy, Laser Therapy, Rehabilitation Equipment, Orthopedic Bracing

## Selected Rehabilitation and Bracing Markets ($B)[1]



Bracing 6.5% CAGR
Rehab 5.3% CAGR
$ in billions
$4.9
$2.1
$1.4
$1.4
2021E
$6.1
$2.6
$1.7
$1.8
2025F
Bracing
Rehab Equipment
Rehab Therapeutic Modalities

**Rehabilitation and Bracing & Supports markets continue to exhibit an attractive growth profile**

# INVESTMENT HIGHLIGHTS (NASDAQ: DYNT)

| | |
|---|---|
| Valuable Products Serving Growth Markets | • Well-respected brands standing the test of time in each market<br>• Relevant product portfolio serving our growth markets<br>• Enhanced management focus exclusively on our manufactured brands |
| Transformation to Accelerate Growth | • Dynatronics is building an accomplished transformational team, which can deliver strong business results<br>• Developing a culture focused on generating scale by applying disciplined financial models to investment decisions<br>• Driving change with a sense of urgency to achieve continuous growth |
| Attractive Investment Appeal | • Shares are trading at 0.5x EV to revenues vs. peer group of 3.6x[1]<br>• Cash flow from operations and no debt, other than PPP loan<br>• Management incentive compensation is linked to revenue and EBITDA growth [2] |

1) Enterprise value as of 4/19/21
Peers are USPH, ZYXI, VIVE, OMI, IMAC, KIDS, KRMD (Peer Group Average used is Median)
2) EBITDA is a non-GAAP measure as defined under the rules of the SEC. We define EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization

# Dynatronics Corporation

## Investor Relations Contacts

**Skyler Black**
**Dynatronics**
**ir@dynatronics.com**

**Peter Seltzberg**
**Darrow Associates**
**pseltzberg@darrowir.com**

Dynatronics®

HAUSMANN™

BIRD & CRONIN®